UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2011

Rome Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27481	16-1573070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York	13440-5810
(Address of principal executive offices)	(Zip Code)

(315) 336-7300
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 26, 2011, Rome Bancorp, Inc. ("the Company") announced that on January 26, 2011, the Board of Directors declared a quarterly dividend in the amount of 9.0 cents ($0.09) per common share, payable February 18, 2011 to stockholders of record as of February 4, 2011. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press release issued by Rome Bancorp, Inc. on January 26, 2011.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rome Bancorp, Inc.
Date: January 26, 2011	By:	/s/ CHARLES M. SPROCK Charles M. Sprock Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated January 26, 2011.